SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 8, 2005

FBR Securitization, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-127901	20-2028732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North, Arlington, VA 22209

            (Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Hunton & Williams LLP has been retained by this Registrant as counsel for its Shelf Registration Statement on Form S-3
(333-127901) in connection with various transactions. Legal opinions by Hunton & Williams LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01    Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

5.1	Opinion of Hunton & Williams LLP as to legality (including consent)

8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2005	FBR SECURITIZATION, INC.

	By:	/s/ Michael Warden
	Name: Title:	Michael Warden Vice President

Exhibit Index

Exhibit No.		Page

5.1	Opinion of Hunton & Williams LLP as to legality (including consent)	[Electronic Format]

8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)	[Electronic Format]

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)	[Electronic Format]